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                           Global Utility Fund, Inc.
                Supplement to Prospectus dated November 27, 1998

The following information replaces the first four sentences in the third paragraph under 'How the Fund Is Managed--Subadviser' in the Prospectus:

    Mark J. Beckwith, a Vice President of Wellington Management, has been responsible for managing the equity portion of the Fund's portfolio since June 1999. Mr. Beckwith has been a portfolio manager with Wellington Management since 1995. Mr. Beckwith specializes in utilities analysis and serves as portfolio manager for a variety of the Firm's institutional and mutual fund clients. Prior to joining Wellington Management, Mr. Beckwith was an electric utilities analyst and assistant portfolio manager with Silcap, Inc.

The date of this Supplement is June 1, 1999.

MF150C1 (6/1/99)